Exhibit 99.3


               SHAREHOLDER AGREEMENT dated as of July 13, 2003 between Boise Cascade Corporation, a Delaware corporation ("PARENT"), and Michael Feuer (the "SHAREHOLDER").

          WHEREAS Parent, Challis Corporation, an Ohio corporation ("SUB"), and OfficeMax, Inc., an Ohio corporation (the "COMPANY") propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "MERGER AGREEMENT"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company;

          WHEREAS the Shareholder owns the number of shares of Company Common Shares, without par value, set forth opposite his name on Schedule A hereto (such Company Common Shares, together with any other capital shares of the Company acquired by the Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "SUBJECT SHARES"); and

          WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Shareholder enter into this Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. The Shareholder hereby represents and warrants to Parent as of the date hereof in respect of himself as follows:

          (a) AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. The Shareholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The Shareholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms. The execution and delivery by the Shareholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not,


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conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the Subject Shares under, any provision of any Contract to which the Shareholder is a party or by which any Subject Shares are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any judgment, order or decree (collectively, "JUDGMENT") or any statute, law, ordinance, rule or regulation (collectively, "APPLICABLE LAW") applicable to the Subject Shares. No consent, approval, order or authorization (collectively, "CONSENT") of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Shareholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with and filings under the HSR Act, if applicable to the Shareholder's receipt in the Merger of Parent Common Stock, and (ii) such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If the Shareholder is married and the Subject Shares constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such spouse in accordance with its terms. No trust of which the Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

          (b) THE SUBJECT SHARES. The Shareholder is the record and beneficial owner of and has good and marketable title to, the Subject Shares set forth opposite his name on Schedule A attached hereto, free and clear of any Liens. The Shareholder does not own, of record or beneficially, any shares of Common Shares of the Company other than the Subject Shares set forth opposite his or its name on Schedule A attached hereto other than Common Shares of the


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Company that may be issued to the Shareholder pursuant to employee stock options and employee benefit plans of the Company. The Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

          SECTION 2. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Shareholder as follows: Parent has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Parent under, the Restated Certificate of Incorporation or Bylaws of Parent, any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Judgment or Applicable Law applicable to Parent or the properties or assets of Parent. No Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with and filings under the HSR Act and (ii) such reports under Sections 13(d) and 16 of the Exchange Act as may be


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required in connection with this Agreement and the transactions contemplated hereby.

          SECTION 3. COVENANTS OF THE SHAREHOLDER. The Shareholder covenants and agrees as follows:

          (a) (1) At any meeting of the shareholders of the Company called to seek the Company Shareholder Approval or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement or the Merger is sought, the Shareholder shall, including by executing a written consent solicitation if requested by Parent, vote (or cause to be voted) the Subject Shares in favor of granting the Company Shareholder Approval.

          (2) IRREVOCABLE PROXY. The Shareholder hereby irrevocably grants to, and appoints, Parent, John W. Holleran and Karen Gowland, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 3. The Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 3(a) is given in connection with the execution of the Merger Agreement and is therefore coupled with an interest. The Shareholder hereby further affirms that the irrevocable proxy may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1701.48 of the OGCL. The irrevocable proxy granted hereunder shall


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          automatically terminate upon the termination of this Agreement.

          (b) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which the Shareholder's vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (ii) any Company Takeover Proposal, (iii) any amendment of the Second Amended and Restated Articles of Incorporation of the Company or the Code of Regulations of the Company or other proposal or transaction involving the Company or any Company Subsidiary and (iv) any other action which might impede the Merger, which action, amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any provision of the Merger Agreement or the Merger or change in any manner the voting rights of any class of Company capital shares. The Shareholder shall not commit or agree to take any action inconsistent with the foregoing.

          (c) Other than this Agreement, the Shareholder shall not (i) sell, transfer, pledge, assign or otherwise encumber or dispose of (including by gift) (collectively, "TRANSFER"), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares or any rights to acquire any securities of the Company to any person other than pursuant to the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or any rights to acquire any securities of the Company and shall not commit or agree to take any of the foregoing actions.

          (d) The Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger. The Shareholder hereby waives, and agrees not to exercise or assert, any appraisal rights under Section 1701.85 of the OGCL in connection with the Merger.


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          SECTION 4. TERMINATION. This Agreement shall terminate upon the earliest of (i) the Effective Time of the Merger, (ii) the termination of the Merger Agreement in accordance with its terms (iii) the Outside Date and (iv) at the option of the Shareholder, the execution or granting of any amendment, modification, change or waiver with respect to the Merger Agreement subsequent to the date of this Agreement that results in any decrease in the price to be paid per share for the shares of Company Common Shares, or any change in the form of consideration to be used to purchase the shares of Company Common Shares, other than with respect to the liability of any party for breach hereof prior to such termination.

          SECTION 5. ADDITIONAL MATTERS.

          (a) The Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

          (b) The Shareholder does not make any agreement or understanding herein in his capacity as a director or officer of the Company. The Shareholder signs solely in his capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by the Shareholder in his capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

          SECTION 6. GENERAL PROVISIONS.

          (a) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (b) NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with
Section 8.02 of the Merger Agreement and to the Shareholder at the Shareholder's address set forth on


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Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c) INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

          (d) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to the Shareholder. This Agreement shall become effective against the Shareholder when one or more counterparts have been executed by the Shareholder and delivered to Parent. Each party need not sign the same counterpart.

          (f) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not


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intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of the Shareholder or by the Shareholder without the prior written consent of Parent, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          (i) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Illinois state court or any Federal court located in the State of Illinois, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Illinois state court or any Federal court located in the State of Illinois in the event any dispute arises out of this Agreement or any transaction contemplated by this agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any transaction contemplated by this Agreement in any court other than an Illinois state court or any Federal court sitting in the State of Illinois and (iv) waives any right to trial by jury with respect to


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any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.


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          IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.



                                           Boise Cascade Corporation,

                                           by /s/ George Harad
                                              --------------------------------
                                              Name:  George Harad
                                              Title:  Chief Executive Officer





                                              /s/ Michael Feuer
                                              --------------------------------
                                              Michael Feuer





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                                  SCHEDULE A


                                                      Number of Company
              Name and Address                     Common Shares Owned as
               of Shareholder                        of the Date Hereof
              ----------------                     ----------------------
       Michael Feuer                                      2,469,486
       c/o OfficeMax, Inc.
       3605 Warrensville Center Road
       Shaker Heights, OH 44122